UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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TROIKA MEDIA GROUP, INC.
(Name of Registrant as Specified in its Charter)

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TROIKA MEDIA GROUP, INC.

1715 N. Gower Street

Los Angeles, CA 90028

Telephone: (323) 965-1650

INFORMATION STATEMENT

January 6, 2022

To our Stockholders:

This Information Statement is first being mailed on or about January 7, 2022 to the holders of record of the common stock, par value $0.001 per share (the “Common Stock”) of Troika Media Group, Inc., a Nevada corporation (“we”, “us”, “our” “or the “Company”) as of the close of business on January 4, 2022 (the “Record Date”). This Information Statement relates to certain actions taken by the written consent of our stockholders holding a majority of our voting power (the “Written Consent”).

The Written Consent authorized, effective upon the 21st day following the mailing of this Information Statement to our Stockholders, the following:

Our Board of Directors is authorized to approve and adopt the 2021 Employee, Director & Consultant Equity Incentive Plan of the Corporation (the “Plan”) which provides for the issuance of up to 12 million Shares of Common Stock underlying Incentive Stock Options, Non‑Qualified Stock Options, Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units, Stock Appreciation Rights, Stock‑Based Awards, Stock Grants and Stock Rights.

The Written Consent constitutes the consent of a majority of our voting power and is sufficient under the Nevada Revised Statutes and our Bylaws to approve adoption of the Plan. Accordingly, the Plan will not be submitted to our other non‑voting stockholders for a vote.

This Information Statement is being furnished to you to provide you with material information concerning the actions taken in connection with the Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 78.320 of the NRS of the actions taken in connection with the Written Consent.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This information statement is first being mailed to you on or about January 7, 2022 and we anticipate the effective date of the actions to be January 28, 2022, or as soon thereafter as practicable in accordance with applicable law, including the NRS.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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The accompanying information statement is for information purposes. Please read the accompanying information statement carefully.

By Order of the Board of Directors,

Very truly yours,

TROIKA MEDIA GROUP, INC.

Michael Tenore
Name:	Michael Tenore
Title:	General Counsel and Corporate Secretary

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TROIKA MEDIA GROUP, INC.

1715 N. Gower Street

Los Angeles, CA 90028

Telephone: (323) 965-1600

INFORMATION STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934
Approximate Date of Mailing: January 7, 2022

WE ARE NOT ASKING YOU FOR A
PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

General Information

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.001 per share (the “Common Stock”), of Troika Media Group, Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”) as of January 4, 2022 (the “Record Date”) to notify such stockholders of the following:

As of January 4, 2022, pursuant to the Nevada Revised Statutes (the “NRS”), we received a written consent in lieu of a meeting of Stockholders from 12 principal stockholders, representing over 50.12% of the total possible votes outstanding (the “Majority Stockholders”), authorizing the following:

Our Board of Directors is authorized to approve and adopt the 2021 Employee, Director & Consultant Equity Incentive Plan of the Corporation (the “Plan”) which provides for the issuance of up to 12 million Shares of Common Stock underlying Incentive Stock Options, Non‑Qualified Stock Options, Performance Shares, Performance Share Units, Restricted Shares, Restricted Share Units, Stock Appreciation Rights, Stock‑Based Awards, Stock Grants and Stock Rights.

On October 28, 2021, the Board of Directors of the Company unanimously approved the authorization for the Plan, subject to Stockholder approval. A copy of the Plan is attached hereto as Exhibit A. All members of the Board of Directors who approved the Plan, as well as officers of the Company, are eligible to receive and are expected to receive awards under the Plan. According to the Nevada Revised Statutes (the “NLS”), a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to authorize the adoption of the Plan. The majority stockholders approved the adoption of the Plan by Written Consent in lieu of a meeting as of January 4, 2022 in accordance with the NRS. Accordingly, your consent is not required and is not being solicited in connection with the approval of the adoption of the Plan.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our NRS, a vote by the holders of at least a majority of the voting power of our outstanding capital stock is required to effect the actions described herein. As of the Record Date, we had 43,659,616 shares of common stock outstanding. The holders of Common Stock are each entitled to one (1) vote for each share held of record on all matters to be voted on by stockholders and do not have cumulative voting rights. To take all actions, a majority vote of the shares of Common Stock outstanding is necessary. Therefore, of the total potential 43,659,616 votes as of the Record Date, more than 50%, or 21,829,809 Shares are required to pass any stockholder resolution. The consenting majority stockholders of the Company are the owners of approximately 21,882,200 shares of common stock representing a total of 50.12% of the total voting power as of the Record Date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information concerning the ownership of our common stock as of January 4, 2022, with respect to: (i) each person known to us to be the beneficial owner of more than five percent of each class of stock; (ii) all of our directors and executive officers; and (iii) all of our directors and executive officers as a group. The notes accompanying the information in the table are necessary for a complete understanding of the information provided below. As of January 4, 2022, there were 43,659,616 shares of common stock issued and outstanding.

We believe that all persons named in the table have sole voting and investment power with respect to all shares shown as being owned by them, except as otherwise provided in the footnotes to the below table.

Under federal securities laws, a person or group of persons is: (a) deemed to have “beneficial ownership” of any shares as of a given date which such person has the right to acquire within 60 days after such date and (b) assumed to have sold all shares registered hereby in this offering. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. This assumes that options, warrants or convertible securities that are held by such person or group of persons and which are exercisable within 60 days of the date of this report, have been exercised or converted.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Troika Media Group, Inc., 1715 N. Gower Street, Los Angeles, California 90028.

	Number of Shares of Common Stock
Name and Address of Beneficial Owner	Number of Shares		Percentage Owned (1)
Executive Officers and Directors
Christopher Broderick	800,000	(2)	1.8%
Daniel Pappalardo	1,871,267	(3)	4.2%
Michael Tenore	333,333	(4)	*
Robert B. Machinist	1,166,667	(5)	3.7%
Kevin Dundas	266,667	(6)	*
Jeff Kurtz	483,333	(7)	*
Thomas Ochocki	1,456,100	(8)	3.3%
Daniel Jankowski	366,666	(9)	*
Martin Pompadur	20,000	(10)	*
Kyle Hill	2,771,926	(11)	6.4%
All executive officers and directors (10 persons)	9,385,959	(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)	19.9%
5% or greater stockholders
Peter Coates and Family Brook Farm Newcastle Road Betchton, Sandboch Cheshire United Kingdom CW11 2TG	9,314,593	(12)	21.0%
Geoffrey Noel Bond Apt. 1, 5th Floor CG Casa 150 Sukhumvit SOI 22 Klongtoey Wattana Bangkok 10110, Thailand	2,640,000		6.0%
Davidoff Hutcher & Citron LLP as Escrow Agent for benefit of Stockholders of Pangaea Trading Partners LLC	2,792,361	(13)	6.4%

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____________

*	Less than 1% of the issued and outstanding shares of common stock.
(1)	Based on 43,659,616 shares of common stock issued and outstanding as of January 4, 2022.
(2)

These shares are issuable upon exercise of options granted to Mr. Broderick on June 12, 2017, which are exercisable at $0.75 per share. One-half (50%) of the options vested on July 1, 2018 and the remaining one-half (50%) vested on July 1, 2019.

(3)

Of these shares, 500,000 are issuable upon exercise of options granted to Mr. Pappalardo on June 12, 2017, which are exercisable at $0.75 per share. One-half (50%) of the options vested on July 1, 2018 and the remaining one-half (50%) vested on July 1, 2019. Included in the 1,371,267 shares of Common Stock received in connection with the June 2017 Troika Merger are 204,667 shares (10% of Merger consideration) held in escrow.

(4)

These shares are issuable upon exercise of options granted to Mr. Tenore in October 2017, which are exercisable at $0.75 per share. One-half (50%) of the options vested on July 1, 2018 and the remaining one-half (50%) vested on July 1, 2019.

(5)

On August 1, 2017, Robert Machinist was awarded warrants to purchase 166,667 shares of Common Stock exercisable at $0.75 per share and vested in three equal installments over a three-year period from the date of grant. On May 1, 2018, in connection with his appointment as Chief Executive Officer of the Company, Robert Machinist was awarded warrants to purchase 166,667 shares of Common Stock immediately exercisable at $0.75 per share for five (5) years. He was awarded 166,667 warrants exercisable at $0.75 per share for five (5) years as executive compensation in each of fiscal 2018 and 2019. On January 1, 2021, Mr. Machinist was awarded 500,000 warrants exercisable at $0.75 per share for five (5) years as executive compensation for fiscal 2020 and 2021, which had been forfeited by a former director.

(6)

On March 14, 2019, Mr. Dundas was issued 266,667 warrants exercisable at a price of $1.50 per share in consideration for his services. 50% of the warrants vested on December 31, 2019, and the remainder vested upon the April 2021 uplisting of the Company’s securities.

(7)

These shares are issuable upon exercise of 66,667 warrants issued to Mr. Jeff Kurtz on June 16, 2017 upon his election to the Board of Directors. These warrants are exercisable at $0.75 per share and vested in equal installments over a two (2) year period from the date of grant. On May 1, 2018, Mr. Kurtz was issued an additional 200,000 five-year warrants exercisable at $0.75 per share commencing on May 1, 2019. Mr. Kurtz was issued an additional 66,667 warrants exercisable at $0.75 per share to bring his total allotment to 333,333 warrants, in line with other Board members. Mr. Kurtz was awarded an additional 150,000 5-year warrants at an exercise price of $1.24 per share on October 12, 2021, as a final installment to bring his compensation in line with other senior Board members.

(8)

These shares include 600,000 shares of common stock held by Mr. Ochocki and an aggregate of 643,333 shares held by Union Investment Management Ltd and Union Eight Ltd, affiliated entities of Mr. Ochocki. Also includes 160,667 shares issuable upon exercise of warrants held by Mr. Ochocki. Mr. Ochocki is serving on the Board of Directors representing the Coates’ families’ equity interest. See Footnote 12 below.

(9)

Mr. Jankowski is serving on the Board of Directors representing Union Investment Management, but his holdings do not include an aggregate of 643,333 shares described in footnote (9) above. Includes 33,333 shares of Common Stock issuable upon exercise of warrants issued for consulting services rendered by Dovetail Trading Ltd. and Union Investment Management and Union Eight Ltd., each of which Mr. Jankowski is a principal; and 66,667 shares of Common Stock issuable upon exercise of warrants issued as a Member of the Board of Directors.

(10)

Mr. Pompadur was granted 20,000 warrants to purchase common stock of the Company which vested 9 months from the date of issuance upon his joining the Board, exercisable for five years at $0.75 per share.

(11)	Pursuant to the terms of a lock-up agreement dated May 21, 2021, 1,463,935 of these shares vest: one-third on May 21, 2022; one-third on May 21, 2023; and one-third on May 21, 2024.
(12)	Included in these shares are 385,185 shares of Common Stock held by Denise Coates, Mr. Coates’ adult daughter. Also includes 722,888 shares of Common Stock issuable upon issuance of Investor Warrants.
(13)

Shares of common stock previously owned by Mr. DePalo, who resigned from all positions with the Company as of March 27, 2015. These shares are held by the escrow agent, the law firm of Davidoff Hutcher & Citron LLP. for the benefit of the stockholders of Pangaea Trading Partners LLC, an unaffiliated Company. See “Certain Relationships and Related Person Transactions.”

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AUTHORIZATION OF THE BOARD OF DIRECTORS TO ADOPT
THE 2021 EMPLOYEE, DIRECTOR & CONSULTANT EQUITY INCENTIVE PLAN

The following is a summary of the principal terms of the 2021 Plan. This summary does not contain all information that may be important to you. We encourage you to read carefully this information statement, including the exhibits and the documents we have incorporated by reference into this information statement, in their entirety.

As of January 4, 2022, the Majority Stockholders representing over 50% of the issued and outstanding voting securities approved a resolution to adopt the Plan.

The 2021 Plan provides for participants who are employees (including officers), non-employee directors and consultants. There are currently four non-employee directors of the Company and six executive officers of the Company, two of whom are directors. There are 12,000,000 shares of Common Stock reserved for issuance under the Company’s 2021 Plan with no shares outstanding. The 2021 Plan allows the Company to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, warrants and stock units. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, directors, independent agents, consultants and attorneys, who the Company’s Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board of Directors at the time of the grant. The 2021 Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the 2021 Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of the transactions we have engaged in during the fiscal year ended June 30, 2021 with our directors, executive officers and beneficial owners of more than five percent of our voting securities and their affiliates.

See “Executive Compensation” for the terms and conditions of employment agreements and senior management consulting agreements and options and warrants issued to officers, directors, consultants and senior management of the Company.

Daniel Jankowski and Thomas Ochocki

On January 24, 2019, Thomas Ochocki and Daniel Jankowski entered into a Facility Agreement with Mission-Media Limited (in administration). The lenders agreed to lend up to EU 2,587,106 (US$ 3,130,398). The loan matured on the third anniversary of the date of issuance unless in prior default. In April 2021, the loan of $2,227,000 was paid in full. See Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Messrs. Ochocki and Jankowski have removed themselves from all deliberations and voting regarding the Company’s loans with them and Dovetail Trading Ltd., and they are not deemed to be independent directors under Nasdaq Capital Market rules.

Union Eight Limited

On July 1, 2021, Mission‑Media Holdings entered into a consulting agreement (“Consulting Agreement”) with Union Eight Limited (“UEL”), a Hong Kong financial advisor and strategic consultant. The Consulting Agreement provides for a two (2) year term which may be terminated by either party upon 30 days’ notice after the expiration of the initial term. In exchange for the services, UEL is paid a 25,000 GBP ($34,250) monthly retainer. UEL was also paid a 150,000 GBP ($205,500) startup fee that covers initial services and any expenses during the term (e.g., travel, incidentals, etc.) UEL is owned jointly by Daniel Jankowski and Thomas Ochocki.

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Policy for Approval of Related Person Transactions

Pursuant to a written charter to be adopted by our proposed audit committee upon the consummation of the offering, the audit committee will be responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•	our executive officers;
•	our directors;
•	the beneficial owners of more than five percent of our securities;
•	the immediate family members of any of the foregoing persons; and
•	any other persons whom our Board determines may be considered related persons.

For purposes of this policy, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or five percent beneficial owner.

In reviewing and approving such transactions, our audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chair of the audit committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

Our audit committee or its chair, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, our best interest and our stockholders’ best interests, taking into account all available facts and circumstances as the committee or the chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our audit committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

MANAGEMENT

Executive Officers, Senior Management and Board of Directors

The following table sets forth the names, positions and ages of our executive officers, senior management and directors as of the date of this prospectus. Directors serve until the next annual meeting of stockholders or until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of offices are, except to the extent governed by employment contracts, at the discretion of the Board of Directors. There is no family relationship between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.

Executive Officers and Directors

Name	Age	Position

Robert B. Machinist	68	Chief Executive Officer and Chairman

Christopher Broderick	60	Chief Operating Officer and Chief Financial Officer

Kevin Dundas	58	Chief Executive Officer of Mission

Daniel Pappalardo	59	President of Troika Design Group and Director

Kyle Hill	34	President of Troika IO

Michael Tenore	44	General Counsel and Secretary

Jeff Kurtz	51	Director

Thomas Ochocki	44	Director

Daniel Jankowski	45	Director

Martin Pompadur	87	Director

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Robert B. Machinist was elected Chief Executive Officer and Chairman of the Board of the Company in March 2018. Robert B. Machinist has extensive experience both as a principal investor/operator in a broad range of businesses as well as an owner-operator of diversified investment banking operations. He is currently the CEO of Troika Media Group and is also Vice Chairman of Pyrolyx A.G. (S26.DU), the first environmentally friendly and sustainable method of recovering high-grade carbon black from end-of-life-tires. Most recently he has been Chairman and an original founding Board member of CIFC Corp. (Nasdaq: CIFC), a publicly listed credit manager with over $14.0 Billion of assets under management, which was sold in December of 2016. In addition, he has been Chairman, Board of Advisors of MESA, a merchant bank specializing in media and entertainment industry transactions, which was sold to Houlihan Lokey in 2016. He has also been a partner of Columbus Nova, a leading private investment fund. He runs a private family investment company whose activities range from The Collectors Car Garage to a number of real estate development businesses.

From December 1998 until 2002, Mr. Machinist served as managing director and head of investment banking for the Bank of New York and its Capital Markets division. He was responsible for mergers and acquisitions as well as all private placement activities for the Bank of New York. During his tenure there, he was a member of the Bank’s Commitment Committee, and a member of the BNY Capital Markets, Inc. Board of Directors. In addition, he was responsible for coordinating the bank’s direct investment activities with that of the investment banking functions of the institution, including interaction with numerous investment funds for which the bank was a principal investor.

From January 1986 through November 1998, Mr. Machinist was president and one of the principal founders of Patricof & Co. Capital Corp. and its successor companies. Under his auspices, Patricof & Co. developed from its diversified venture capital and investment banking operations to a multinational investment banking business. Founded in New York, Mr. Machinist helped to expand the Patricof base of operations to include offices in New York, London, Paris, Zurich, Madrid, Munich, San Francisco and Philadelphia, and with correspondent arrangements and partner firms in Brazil, Japan and Finland. He was responsible for and was one of the principal capital backers of the development of this firm and its attendant investment banking business. Mr. Machinist was, and continues to be, a general partner of the historic domestic Patricof investment funds and is a special general partner of several of the international Apax Funds. Mr. Machinist engineered the sale of Patricof & Co. Capital Corp. to the Bank of New York in November 1998.

For the period December 1980 to January 1986, Mr. Machinist was managing director and co-CEO of Midland Capital Corporation, a publicly listed diversified small business investment company, with holdings in aerospace, defense, energy and financial services. Prior to joining Midland Capital, Mr. Machinist was a managing director in mergers and acquisitions of Wertheim & Company. He left Wertheim to acquire Midland Capital Corporation, a client of Wertheim. Prior to that Mr. Machinist worked in the Corporate Finance Departments of Loeb Rhodes & Company and Lehman Brothers.

He is currently Vice-Chairman of the Maimonides Medical Center, serves on its Board of Directors, is Chairman of its Investment Committee and a member of its various other Board of Overseers for the Albert Einstein College of Medicine.

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Most recently, he has been Chairman of the American Committee for the Weizmann Institute of Science as well as a member of its Board of Directors and presently serves on its International Board of Governors and its Executive Committee. He has been a trustee and Vice Chairman of Vassar College, a member of its Executive Committee, and one of three trustees responsible for managing the College’s Endowment.

He is currently a member of the Board of Directors, CEO and will be the Chairman of the audit committee of Troika Media Group, and is a board member of Monster Digital, Inc (NASDAQ) as well as a board member of Parachute Health, LLC.

He has been a member of the Board of Directors of United Pacific Industries, a publicly listed Hong Kong company as well as Chairman of its Audit Committee and served on its Compensation, Nominating and Corporate Governance Committees. He has also been a Board member of Centre Pacific LLC. Previously, Mr. Machinist was Non-Executive Chairman of New Motion, Inc. (NASDAQ:NWMO), a member of its Board of Directors and its Audit and Compensation Committees, DOBI Medical International, Inc., Jamie Marketing Services, Inc., Doctor Leonard’s Healthcare Direct, and Ringier America, among other Executive Boards.

Mr. Machinist earned a Bachelor of Arts in Philosophy and Chemistry from Vassar College in Poughkeepsie, New York. He undertook graduate work in biochemistry at the Weizmann Institute of Science in Rehovot, Israel. He is married to Diane Nabatoff, a film and television producer, has four children, ages 25 through 37; and is known for his work as a philanthropist. In his spare time, he pursues a variety of interests, including motor sports, fly fishing and skiing.

The Company believes that Mr. Machinist’s broad entrepreneurial, financial and business expertise and his experience with growth companies and his role as Chief Executive Officer give him the qualifications and skills to serve as Chairman of the Board.

Christopher Broderick was elected Chief Operating Officer and a Director of the Company on March 27, 2015 and President on July 8, 2016. He resigned from all positions on October 21, 2016. He was reelected Chief Operating Officer and Interim Chief Financial Officer on July 11, 2017. He had served as Chief Operating Officer of SPHC since October 17, 2012. Mr. Broderick has 30 years of experience in the telecommunications industry and is responsible for the Company’s domestic network operations of wired and wireless topologies, supporting voice, data, internet products and services. He was also the operational leader for the development and build-out of SPHC’s continued network expansion. Prior to joining SPHC Mr. Broderick served as Senior Director of Business Client Services for FairPoint Communications from 2008 to 2011. Mr. Broderick was responsible for Retail Business segment, outside sales support, billing, and SMB sales across Northern New England. Previously, Mr. Broderick served as Chief Operating Officer and Vice President of Operations at IntelliSpace and Wave2Wave from February 2000 to January 2008. Mr. Broderick was responsible for the design, implementation and day-to-day U.S. and U.K. operations of the company.

Mr. Broderick spent the majority of his career at New York Telephone, NYNEX, and Bell Atlantic where he was highly successful in the management of all facets of the telephone company’s Field Operations, Central Offices and outside plant facilities in New York City business districts. He also led sales and support “mega” call-center operations, for complex business accounts. In addition to his technical background, Mr. Broderick has an extensive education in quality process management, systems efficiency and design. He has utilized his extensive background to help build SPHC into one of the most reliable “Converged Networks” in the USA. The Company determined that Mr. Broderick’s 30 years of particular knowledge and experience in the telecommunications industry, and his position with SPHC, strengthens the Board’s collective qualifications, skills and experience.

Kevin Dundas was elected Chief Executive Officer of Mission in September 2017. Mr. Dundas has over twenty years’ experience in advertising in both strategic planning roles and general management, including global experience with extensive periods spent in the United States and Europe. Mr. Dundas has ten years’ experience in Interim CEO roles in both restructuring of established organizations and clean sheet startups. Previously, Mr. Dundas has held various roles at Saatchi & Saatchi (1999 – 2006) and with FCB Advertising, San Francisco, USA (1995 – 1999).Named one of Time Magazine’s World Beaters in Global business, 2005 and named one of Debrett’s 500 most influential people in the UK, 2014, he has been recognized with several awards, including Saatchi & Saatchi Cannes Agency of the year 2004, FCB USA Agency of the year 2002, BAFTA for Fosters Lager and an EMMY for Levi’s Strauss & Co.

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Daniel Pappalardo, President of Troika and a director, was Troika’s founder in 2001 and Chief Executive Officer of Troika Design Group, Inc. prior to its merger with the Company and has maintained that position following the June 13, 2017 merger with the Company. He has more than 25 years of media and entertainment experience as a designer, creative director and business owner. He has created some of the most recognizable brands in the world. Mr. Pappalardo holds a BFA in Communication Design from Rochester Institute of Technology (RIT).

The Company believes that Mr. Pappalardo’s financial and business expertise and his experience with media companies and his role as President of Troika Design Group give him the qualifications and skills to serve as a Director.

Kyle Hill was elected President of Troika IO upon the completion of the Redeeem Acquisition. Kyle is the founder and CEO of Redeeem, a peer-to-peer bitcoin and other cryptocurrencies exchange launched in 2018. He has over ten years of experience building disruptive tech companies across multiple industries, such as senior home care, bar and nightclub industry, point-of-sale systems, health and wellness and blockchain technologies.

From May 2013 to June 2018, Kyle was CEO of HomeHero, one of the largest providers of non-medical home care in California. HomeHero raised $23 million and provided over 1 million hours of home care to thousands of families before being acquired in 2018 in a private sale. HomeHero relaunched as “Family Directed” in 2019 to provide fast, safe and transparent home care services to seniors nationwide. In 2016, Mr. Hill gave a TED Talk on healthcare innovation and was named to Forbes “30 Under 30” list in Healthcare and LA Business Journal’s “20 in their 20s”. Hill graduated with a BA in Economics from Pomona College and was nominated to the Alumni Board at Pomona College in 2019. He worked as an equity analyst at Robert W. Baird & Co for over five years before moving to San Francisco to become an entrepreneur. He is an avid soccer player, triathlete, scuba diver, chess player, and volunteer for the Muscular Dystrophy Association. Troika retained all five employees of Redeeem with Kyle Hill, who bring to Troika over 15 years of combined experience in blockchain (five years), decentralized applications (dapps), interactive games, NFTs and other emerging Web 3.0 protocols, as well as five advisors in the acquisition.

Michael Tenore was first appointed General Counsel, and Vice President of Regulatory Affairs for the Company in March 2015. In July 2017, Mr. Tenore was elected Corporate Secretary. Prior to joining the Company in March 2015 upon the merger with SPHC, he held various legal and regulatory positions, including General Counsel, at RNK, Inc. a regional telecommunications carrier. Mr. Tenore is a member of the adjunct staff of Suffolk University Law School and belongs to the Federal Communications Bar Association and the Association of Corporate Counsel. Mr. Tenore received his B.A. in Communications from Emerson College and his J.D. from Suffolk University Law School both degrees with Latin Honors. Mr. Tenore has been on the Board of Directors for youth hockey and charitable organizations for the past 10 years.

Jeff Kurtz has served on the Board of Directors since September 2017. He is the President of The Kamson Corporation which currently owns and operates 83 investment properties in the Northeast. Currently, he oversees extensive rehabilitation projects among the 83 projects and is presently involved in several building projects consisting of multifamily apartments, hi-rise buildings, and mixed-use properties which have retail and apartment components. In the past, Mr. Kurtz has built multifamily units for sale along with other building projects. Mr. Kurtz personally owns or is a general partner and/or manages, through the Kamson Corporation, a New Jersey corporation, 14,000+ apartments, in addition to office buildings and shopping centers. A graduate of the University of Miami, Mr. Kurtz is a member of the 1987 National Championship Football Team at the University of Miami. He continues as an active member of the university alumni. For the past 12 years, Mr. Kurtz has been on the Board of the Hope & Heroes Children’s Cancer Fund golf event and chairs this outing each year.

The Company believes that Mr. Kurtz’s broad entrepreneurial, financial and business expertise and his experience give him the qualifications and skills to serve as a Director.

Thomas Ochocki has served on the Board of Directors since 2018. He is serving on the Board of Directors representing the Coates families’ equity interest and has over 20 years of experience in stock brokering, private equity and investment banking in the United Kingdom. He is currently Chief Executive Officer and majority stockholder of Union Investment Management Ltd., whose history dates back to The Union Discount Company of London (est. 1885). An Old Cholmeleian of Highgate School, Mr. Ochocki read Psychology & Computer Science at Liverpool University prior to working with Sony Interactive Entertainment on the PlayStation launch titles. He went on to manage and facilitate the development of over 50 published video games before switching to his predominant career in the capital markets.

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The Company believes that Mr. Ochocki’s broad entrepreneurial, financial and business expertise and his experience with markets in the United Kingdom and interactive entertainment give him the qualifications and skills to serve as a Director.

Daniel Jankowski was elected to the Board of Directors on March 27, 2019 serving as a representative of Union Investment Management. Mr. Jankowski read Economics (MA) at Edinburgh University before trading international debt in London for ING Barings Bank. Since 2002 Mr. Jankowski has founded successful businesses dealing with large multinational companies and international development agencies, including the US government. Mr. Jankowski joins the Board as a proven global entrepreneur.

The Company believes that Mr. Jankowski’s broad entrepreneurial, financial and business expertise and his experience with international markets and government agencies give him the qualifications and skills to serve as a Director.

Martin Pompadur was elected to the Board of Directors in April 2021 upon the listing on the Nasdaq Capital Market. Mr. Pompadur is a private investor, senior advisor, consultant and Board member after a long career as a senior executive in media and entertainment. Mr. Pompadur began his career as a practicing attorney in Stamford, Connecticut in 1958 and entered the media field when in 1960, he joined American Broadcasting Companies, Inc. (ABC, Inc.). He remained at ABC, Inc. for seventeen (17) years, culminating with his becoming the youngest person ever appointed a member of the ABC, Inc. Board of Directors. While at ABC, Inc., Mr. Pompadur held the positions of General Manager of the Television Network; Vice President of the Broadcast Division, which included the radio and television networks, the radio and television stations, news, sports and engineering; President of the Leisure Activities Group, which included Magazine Publishing, Records, Music Publishing, Motion Picture Theaters, Record and Tape distribution, and Motion Picture Production; and Vice President of ABC, Inc.

In 1977, Mr. Pompadur became President of Ziff Corporation, a position he held until 1982. Ziff Corporation was then the holding company for both Ziff-Davis Publishing Company, one of the world’s largest publishers of business publications and consumer special interest magazines, and Ziff-Davis Broadcasting Company, which operated six (6) network affiliated television stations. From 1982 until April 2007, Mr. Pompadur was Chairman and Chief Executive Officer of RP Companies’ various private and public limited partnerships (include two public limited partnerships with Merrill Lynch), which operated twelve (12) television stations, twenty-five (25) radio stations and numerous cable television systems totaling 500,000 subscribers.

In 1985, Mr. Pompadur, as advisor to News Corporation, helped acquire for News Corporation the Metromedia television station group and wrote the business plan for the start-up of the Fox Television Network. In June 1998, Mr. Pompadur became Executive Vice President of News Corporation, President of News Corporation Eastern and Central Europe, and a member of News Corporation’s Executive Management Committee. In January 2000, Mr. Pompadur was appointed Chairman of News Corporation Europe. In his decade with News Corporation, he was instrumental in negotiating the merger of Stream and Telepiu to create Sky Italia in Italy, now of the world’s most successful Pay-TV businesses, and in creating and managing three (3) successful businesses: a television station group in several emerging countries; a radio station group in Russia and Bulgaria; and News Outdoor, the leading outdoor advertising company in Russia and other emerging countries.

In November 2008, Mr. Pompadur stepped down as a full-time employee of News Corporation to pursue other business interests. He then became a senior advisor to Oliver Wyman, consulting primarily in the Middle East. Mr. Pompadur also became global vice chairman media and entertainment for Macquarie Capital.

Mr. Pompadur is a board member of two public companies: Nexstar Broadcasting Group and Truli Media Group. Previously, he was a board member of many public and private companies including Imax Corporation, ABC, Inc., BSkyB, Sky Italia, Premier World, Fox Kids Europe, Metromedia International and Elong.

Mr. Pompadur graduated from Williams College in 1955 with a BA degree and from the University of Michigan Law School in 1958 with an LLB degree. The Company believes that Mr. Pompadur’s broad entrepreneurial, financial and business experience in television, media and entertainment gives him the qualifications and skills to serve as a Director.

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Senior Management

Set forth below is certain background and biographical information concerning our Senior Management.

Name	Age	Position
Matthew Craig	41	Senior Vice President of Finance Troika Media Group
Ann Epstein	61	Head of Studio, Troika Design

Matthew Craig, CPA, is Senior Vice President of Finance and was a Financial Consultant to the Company after serving as Chief Financial Officer from January 9, 2019 until January 2020. Mr. Craig is an executive with 16 years finance experience, 13 of which were spent in the media/ entertainment industry. Prior to joining Troika, he was North American CFO of TLA Worldwide which was publicly traded sports & entertainment agency. Prior to TLA, Mr. Craig worked for two years at Walt Disney Studios as Director of Analysis & Accounting overseeing their live events group which included primarily their theatre production business. Previously Mr. Craig was also Director of Finance & Controller for ten years at the leading sports and entertainment agency, Endeavor (formerly International Management Group (“IMG”)). In his role at IMG, Mr. Craig supervised the reporting of all North American Media properties including entertainment, archive, digital, licensing, consulting, international distribution, post-production facilities and various acquisitions. In January of 2020, Mr. Craig resigned as CFO and became the financial consultant for the Company.

Ann Epstein joined the Company as head of Studio, Troika Design on March 26, 2018. Prior thereto, she had over 25 years of experience in the areas of global brand development, digital marketing, promotion, branded content creation, strategy, team building, and organizational management. Having served as chief disrupter at Ignite IE, and as Senior Vice President and Creative Director for E! Networks, she is a recognized change-maker. Ann is currently a member of the Academy of Television Arts & Sciences and has served on the Board of PromaxBDA. She holds a Bachelor in Fine Arts in Communication Design from the Parsons School of Design – The New School.

Board Composition

Our amended and restated bylaws provide that the number of directors shall be fixed from time to time by our Board of Directors. One director is currently fixed by our Board of Directors. Vacancies occurring on the Board of Directors may be filled by the vote or written consent of a majority of our stockholders or our directors. Six directors are currently serving.

Director Independence

We have reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our Board has determined that Jeff Kurtz and Martin Pompadur, two of our six directors will be “independent directors” as defined by the Nasdaq Capital Market. Under Nasdaq Capital Market rules, a company listing in connection with its initial public offering shall have twelve (12) months from the date of listing to comply with the majority independent board requirement of Rule 5605(b).

Committees of our Board of Directors

Our Board of Directors has an audit committee, a compensation committee and a nominating and governance committee, each of which has the composition and responsibilities described below.

Audit Committee. Our audit committee is initially comprised of Jeff Kurtz and Martin Pompadur. Martin Pompadur will qualify as an “audit committee financial expert” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the applicable Nasdaq Capital Market rules, a company listing in connection with its initial public offering is permitted to phase in its compliance with the independent audit committee requirements on the same schedule as it is permitted to phase in its compliance with the independent audit committee requirement pursuant to Rule 10A-3 under the Exchange Act. Pursuant to Rule 10A-3, a newly listed company must have (1) one independent member at the time of listing; (2) a majority of independent members within 90 days of listing; and (3) all independent members within one year of listing. All of the anticipated members of the audit committee will qualify as independent under Rule 10A-3. Our audit committee will be authorized to:

•	appoint, compensate, and oversee the work of any registered public accounting firm employed by us;
•	resolve any disagreements between management and the auditor regarding financial reporting;
•	pre-approve all auditing and non-audit services;
•	retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;
•	seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;
•	meet with our officers, external auditors, or outside counsel, as necessary; and
•	oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee. Our compensation committee is initially comprised of Jeff Kurtz and Martin Pompadur and is authorized to:

•	discharge the responsibilities of the Board of Directors relating to compensation of our directors, executive officers and key employees;
•	assist the Board of Directors in establishing appropriate incentive compensation and equity-based plans and to administer such plans; and
•	oversee the annual process of evaluation of the performance of our management; and
•	perform such other duties and responsibilities as enumerated in and consistent with compensation committee’s charter.

Nominating and Governance Committee. Our nominating and governance committee is initially comprised Jeff Kurtz and Martin Pompadur is authorized to:

•	assist the Board of Directors by identifying qualified candidates for director nominees, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders;
•	lead the Board of Directors in its annual review of its performance;
•	recommend to the Board of Directors nominees for each committee of the Board of Directors; and
•	develop and recommend to the Board of Directors corporate governance guidelines applicable to us.

Executive Sessions

The Company intends to hold regularly scheduled Board meetings at which only independent directors will be present, as required by Nasdaq corporate governance rules.

Compensation Committee Interlocks and Insider Participation

Our compensation committee will initially be comprised of Jeff Kurtz and Martin Pompadur. No member of our compensation committee will have at any time been an employee of ours. None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officers, which include our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code concerns conflicts of interest and compliance with laws, rules and regulations of federal, state and local governments, foreign governments and other appropriate private and public regulatory agencies that govern our business. A copy of our Code of Ethics is filed as an exhibit to this Registration Statement.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The primary objectives of the Board of Directors with respect to executive compensation is to attract and retain the best possible executive talent, to motivate our executive officers to enhance our growth and profitability and increase stockholder value and to reward superior performance and contributions to the achievement of corporate objectives. The focus of our executive pay strategy is to tie short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Company will develop and maintain a compensation plan that ties a substantial portion of executives’ overall compensation to the Company’s sales, operational, and regulatory performance. Because we believe that the performance of every employee is important to our success, we will be mindful of the effect our executive compensation and incentive program has on all of our employees.

Our compensation plan is designed to attract and retain the best possible talent, and we recognize that different elements of compensation are more or less valuable depending on the individual. For this reason, we offer a broad range of compensation elements. We offer our executive team salaries that are competitive with the market, executive bonuses that are in line with our corporate goals, and dependent on measurable results, plus stock option plans designed to retain talent, promote a sense of company ownership, and tie corporate success to monetary rewards. Specifically, all management employed by the Company or one of its subsidiaries are entitled to participate in an equity incentive plan that will compensate management if certain financial performance and milestones are met. The Company reserves the right to increase the size of the plan as it deems necessary, at its sole discretion.

Base salaries for our executive officers are determined based on the scope of their job responsibilities, prior experience, and depth of their industry skills, education, and training. Compensation paid by industry competitors for similar positions, as well as market demand, also take into account. Base salaries are reviewed annually as part of our performance management program, whereby merit or equity adjustments may be made. Merit adjustments are based on the level of success in which individual and corporate performance goals have been met or exceeded. Equity adjustments may be made to ensure base salaries are competitive with the market and will be determined using benchmark survey data.

Our compensation structure is primarily comprised of base salary, annual performance bonus and stock options. In setting executive compensation, the Board of Directors will consider the aggregate compensation payable to an executive officer and the form of the compensation. The Board will seek to achieve an appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

Relationship of Elements of Compensation

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Annual reviews will typically be delivered in February of each year.

Discretionary Annual Bonus. The compensation committee will have the authority to award discretionary annual bonuses to our executive officers and senior management and will set the terms and conditions of those bonuses and take all other actions necessary for the plan’s administration. These awards are intended to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual.

Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock compensation plans have been established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders.

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2021 Employee, Director & Consultant Equity Incentive Plan.

On October 28, 2021, the Company’s Board of Directors adopted the 2021 Employee, Director & Consultant Equity Incentive Plan (the “2021 Plan”), which was approved by a majority in interest of the Company’s shareholders. There are 12,000,000 shares of Common Stock reserved for issuance under the Company’s 2021 Plan with 5,800,000 restricted stock units outstanding. The 2021 Plan allows the Company to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards, warrants and stock units. The incentive stock options are exercisable for up to ten years, at an option price per share not less than the fair market value on the date the option is granted. The incentive stock options are limited to persons who are regular full-time employees of the Company at the date of the grant of the option. Non-qualified options may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Company’s Board believes have contributed, or will contribute, to the success of the Company. Non-qualified options may be issued at option prices of less than fair market value on the date of grant and may be exercisable for up to ten years from date of grant. The option vesting schedule for options granted is determined by the Board of Directors at the time of the grant. The 2021 Plan provides for accelerated vesting of unvested options if there is a change in control, as defined in the 2021 Plan.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for awarded to or earned by (i) each individual serving as our principal executive officer and principal financial officer during the fiscal years ended June 30, 2021 and 2020, and (ii) the three (3) most highly compensated individuals; and who received in excess of $100,000 in the form of salary and bonus during such fiscal year (collectively, the “named executive officers”).

Name and Principal Position	Year	Salary	*Bonus	Stock Awards	Stock Based Comp		Non-Equity Incentive Plan Comp	*Paid Deferred Comp Earnings (1)	All Other Comp	Total
Chris Broderick,	2021	$350,000	$137,500					$199,058		$686,558
COO & CFO (2)	2020	$350,000	$0							$350,000

Daniel Pappalardo,	2021	$347,288	$0					$211,570		$558,858
President & Director (3)	2020	$347,288	$0							$347,288

Kevin Dundas, CEO,	2021	$450,000	$0					$69,700		$519,700
Mission Media Limited (4)	2020	$450,000	$0							$450,000

Robert Machinist,	2021	$270,000	$100,000		$1,558,844	(6)		$158,553		$2,087,397
CEO & Chairman(5)	2020	$210,000	$0							$210,000

Matthew Craig, SVP Finance (7)	2021	$240,000	$50,000							$290,000
Corporate	2020	$225,000	$25,000							$250,000

Michael Tenore	2021	$200,000	$87,500							$287,500
General Counsel	2020	$200,000	$0							$200,000

Andrew Bressman,	2021	$481,500	$225,000					$378,837		$1,085,337
Advisor (8)	2020	$650,000	$0							$650,000

Jeff Kurtz	2021	$0	$0							$0
Director	2020	$0	$0							$0

Thomas Ochocki	2021	$105,000	200,000					$25,000		$330,000
Director	2020	$162,500	0							$162,500

Daniel Jankowski	2021	$105,000	200,000					$25,000		$330,000
Director	2020	$148,252	0							$148,252

Martin Pompadur	2021	$7,500	$0							$7,500
Director

____________

(1)	All bonuses and non-qualified deferred compensation earnings from prior years were paid to all officers and directors in the fourth quarter of fiscal 2021.
(2)	Mr. Broderick has served as Chief Operating Officer of the Company since July 2017.
(3)	Mr. Pappalardo was elected President of Troika Design Group Inc., the Company’s wholly owned subsidiary, on June 12, 2017.
(4)	Mr. Dundas has been the CEO of Mission Media Limited since September 2017.
(5)	Mr. Machinist was elected Chief Executive Officer in March 2018.
(6)

On January 1, 2021, Mr. Machinist was awarded 500,000 warrants exercisable at $0.75 per share for six (6) years as executive compensation in fiscal 2020 and 2021 which had been forfeited by a former director.

(7)

Mr. Craig was elected Chief Financial Officer of the Company as of January 7, 2019 until January 2020 and is currently a Financial Consultant. He is being compensated at the rate of $225,000 per annum plus a guaranteed bonus of $50,000. On April 1, 2021, Mr. Craig was hired full-time as Sr. VP of Finance and is being compensated at an annual salary of $300,000.

(8)

Mr. Bressman was the Managing Director and Assistant to the CEO and Chairman of the Board since March 2015. Under the terms of his Separation Agreement described below, his Consultant Agreement with SAB Management LLC terminated without cause effectively immediately prior to the listing of the Company’s securities on the Nasdaq Capital Market.

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Employment Agreements

Employment Agreement with Robert Machinist

On May 1, 2018, the Company entered into an Executive Employment Agreement with Robert Machinist, as Chief Executive Officer of the Company. The Agreement is for two (2) years with automatic renewals for additional one (1) year periods unless terminated by either party upon ninety (90) days prior written notice. Mr. Machinist was compensated at an annual base salary of $210,000.00. Effective April 1, 2021, Mr. Machinist’s base salary increased to $300,000 per annum. He is eligible for discretionary bonuses as determined by the Compensation Committee. Mr. Machinist was granted 333,333 warrants, vesting quarterly over 2 years. The termination provisions are substantially the same as those for Mr. Broderick below, except that upon termination for a reason other than cause, Mr. Machinist will be entitled to severance payments equal to twelve (12) months’ salary and $90,000 for the maintenance of an administrative assistant paid over 12 months. Following the listing of the Company’s securities on the Nasdaq Capital Market, Mr. Machinist was awarded a bonus of $100,000 by the Company’s Board of Directors.

Employment Agreement with Christopher Broderick

The Company entered into an Amended and Restated Executive Employment Agreement (dated February 15, 2017) with Christopher J. Broderick as of June 1, 2017 and amended on June 12, 2017 and June 5, 2018 to be its Chief Operating Officer and oversee the day-to-day operations and technical support organizations of the Company. The Agreement is for five (5) years with yearly automatic two (2) year extensions unless either party gives a non-renewal notice not less than ninety (90) days prior to the relevant anniversary of the commencement date. Mr. Broderick is being compensated at a base salary of $350,000 per year and is eligible for an annual discretionary bonus to be set by the Compensation Committee of the Board of Directors. Mr. Broderick will receive $37,500.00 in the event he assists in closing one or more corporate acquisitions each in the excess of $10,000,000. Mr. Broderick was granted options to purchase 800,000 shares of Common Stock, exercisable fifty (50%) percent on July 1, 2018 and fifty (50%) percent vesting on July 1, 2019, provided the closing price of the Company’s Common Stock is at least $0.45 per share at the time of vesting. His agreement provides for full participation in Company benefits plus a $1,000 net per month auto allowance.

Upon death or disability, Mr. Broderick, or his estate, shall receive all accrued compensation and any prorated bonus, and any equity that would have vested during the twenty-four (24) month period beginning on the date of death or disability shall immediately vest. If Mr. Broderick is terminated for Cause (as defined), or resigns without Good Reason (as defined), he shall receive accrued compensation and any vested equity. If he is terminated other than for Cause or he terminates for Good Reason, Mr. Broderick will receive accrued compensation, prorated bonus, payment for COBRA, twelve (12) months’ severance of his then annual base salary and reasonable outplacement services.

Upon a Change of Control (as defined), all of Mr. Broderick s non-vested equity shall immediately vest in full and, if he then terminates employment for Good Reason, he shall be entitled to one-year s severance of his annual base salary. Mr. Broderick is subject to a three (3) month non-compete and non-solicitation provision from termination of his employment anywhere in the United States. He is also covered under the Company’s directors and officers liability insurance for up to one (1) year from termination of employment.

Employment Agreement with Daniel Pappalardo

On June 9, 2017, Troika Design Group, Inc., the Company’s wholly-owned subsidiary, entered into an Executive Employment Agreement with Daniel Pappalardo, as its President. The Agreement is for five (5) years with yearly automatic two-year extensions unless either party gives a non-renewal notice not less than ninety (90) days prior to the relevant anniversary date thereafter. Mr. Pappalardo is being compensated at an annual base salary of $347,287.92. He is eligible for a bonus under a Performance Bonus Plan to be implemented by the Company; a cash bonus based upon a profit-sharing plan, and a discretionary bonus determined by the Compensation Committee. Mr. Pappalardo was granted options to purchase 500,000 shares of Common Stock with fifty (50%) percent vesting on July 1, 2018 and fifty (50%) percent vesting on July 1, 2019. These options shall be fully vested and exercisable if he is terminated without Cause (as defined), by him for Good Reason (as defined) or as a result of death or disability. Mr. Pappalardo is entitled to all employee benefits plus a $1,000 per month auto allowance. The termination provisions are substantially the same as those above for Mr. Broderick, except: (a) Mr. Pappalardo shall participate in the Performance Bonus Plan until it expires and is entitled to reasonable outplacement services if he is terminated other than for Cause (as defined) or he terminates with Good Reason (as defined); and (b) his non-compete and non-solicitation period is for one (1) year in consideration of his sale of the business of the Company.

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Employment Agreement with Michael Tenore

The Company entered into an Amended and Restated Executive Employment Agreement as of October 21, 2016 with Michael Tenore as General Counsel of the Company. The Term under the agreement was until December 31, 2019, however on the 2nd and subsequent anniversary dates of the agreement, the term was automatically extended for one year unless either party gives a non-renewal notice not less than 90 days prior to the anniversary date. Mr. Tenore’s base salary is $200,000 per year and he is eligible for an annual discretionary bonus to be set by the Compensation Committee of the Board of Directors.

Upon death or disability, Mr. Tenore or his estate, shall receive all accrued compensation and any prorated bonus, and any equity that would have vested during the twelve (12) month period beginning on the date of death or disability shall immediately vest. If Mr. Tenore is terminated for Cause (as defined) or resigns without Good Reason (as defined) Mr. Tenore will receive accrued compensation and any vested equity. If he is terminated other than for Cause or he terminates for Good Reason (as defined), Mr. Tenore will receive accrued compensation, prorated bonus, payment for COBRA, 12 months’ severance and reasonable outplacement services.

Upon a Change of Control, all of Mr. Tenore’s non-equity shall immediately vest in full and, if he terminates employment for Good Reason, he shall be entitled to one-year’s severance of his annual base salary. Mr. Tenore is subject to a six (6) month non-compete and non-solicitation provision from termination of employment anywhere in the United States. He is also covered under the Company’s directors’ and officers’ liability insurance. Mr. Tenore will receive a $37,500 bonus in the event he assists in closing one or more corporate acquisitions each in the amount in excess of $10,000,000.

Employment Agreement with Kyle Hill

On May 21, 2021, the Company’s wholly-owned Troika IO (f/k/a Redeeem Acquisitions Corp.) entered into a three-year employment agreement with Mr. Hill to serve as Redeeem’s President and as Head of Digital Assets of the Company. The employment agreement provides for an annual salary of $300,000 and a discretionary bonus for the term, subject to one-year extensions unless earlier terminated.

Separation Agreement with SAB Management, LLC

The Company entered into a Separation Agreement dated as of February 28, 2021 with SAB Management, LLC (“SAB”) and Andrew Bressman (“Bressman”). Under the terms of the Separation Agreement, Mr. Bressman’s consultancy with the Company under a Consultant Agreement dated as of June 1, 2017 terminated, without cause, effective immediately prior to the listing of the Company’s securities on the Nasdaq Capital Market in April 2021. The Consultant Agreement had provided for Mr. Bressman to be Managing Director and Assistant to the CEO and Chairman of the Board until December 31, 2024.

Upon the completion of the initial public offering, the Company paid Mr. Bressman (i) accrued and unpaid consulting fees, expenses and interest in the amount of $364,807.46 as of February 28, 2021, and (ii) one-half of the consulting fees owed under the Consultant Agreement in the amount of $1,291,833.33. The balance of Consultant’s fees under the Consultant Agreement in the amount of $1,291,833.33 shall be paid on a regular bi-weekly schedule through March 21, 2023. Provided the terms of the Bonus Provision in the Consultant Agreement are satisfied prior to the effective date of the Agreement, or will be reasonably fulfilled after such date, the Consultant shall be paid such bonus.

The Company agreed to include the shares of Common Stock underlying Mr. Bressman’s warrants exercisable on a cashless basis on any Registration Statement on Form S-8. Any shares of Common Stock issued upon exercise of Mr. Bressman’s warrants shall be voted under a voting agreement in accordance with the majority of votes cast on any matter.

Mr. Bressman shall be restricted from becoming a director, executive officer or a consultant to the Company or any of its subsidiaries while the Company’s securities are listed on the Nasdaq Capital Market. Mr. Bressman agreed that neither he nor any affiliate would purchase any shares from the Company or in secondary market transfers for three (3) years from the listing on the Nasdaq Capital Market. The Company agreed to fully indemnify Consultant from any claim by reason of the fact Mr. Bressman was a consultant, or a fiduciary of the Company. Mr. Bressman agreed to make himself available, without additional compensation, until December 31, 2022 to assist the Company concerning any matter associated with his consultancy.

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Pension Benefits

Each of Troika Design Group and Mission Media has a 401(k) benefit plan.

Nonqualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Director Compensation

Our non-employee directors who have been granted warrants or options for their services during the last fiscal year ended June 30, 2021, described in the following table. No cash compensation has been paid to our directors.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Daniel Jankowski	305,000	(1)	-			-	25,000	-	330,000
Jeff Kurtz	30,000		-			-	-	-	30,000
Thomas Ochocki	305,000	(1)	-			-	25,000	-	330,000
Martin Pompadur	7,500		45,789	(2)		-	-	-	53,289

___________

(1)	Consists of $105,000 of director’s fees for Fiscal 2021 and $200,000 of prepaid director’s fees for Fiscal 2022.
(2)	Mr. Pompadur was awarded options to purchase 20,000 shares exercisable at $0.75 per share.

Pay Ratio Disclosure

The Company became subject to the filing requirements during the fiscal year ended June 30, 2021 and is not required to provide this information until the filing of its Annual Report on Form 10-K for the fiscal year ending June 30, 2022.

Limitation of Officers’ and Directors’ Liability and Indemnification

Our Articles of Incorporation limits the liability of our directors and provides that our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for: (i) breach of a director’s duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) the unlawful payment of a dividend or an unlawful stock purchase or redemption, and (iv) any transaction from which a director derives an improper personal benefit. Our Articles of Incorporation also provides that we shall indemnify our directors to the fullest extent permitted under the Nevada Revised Statutes. In addition, our Bylaws provide that we shall indemnify our directors to the fullest extent authorized under the laws of the State of Nevada. Our Bylaws also provide that our Board of Directors shall have the power to indemnify any other person that is a party to an action, suit or proceeding by reason of the fact that the person is an officer or employee of our company.

Under Section 78.7502 of the Nevada Revised Statutes, we have the power to indemnify our directors, officers, employees or agents who are parties or threatened to be made parties to any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding (other than an action by or in the right of the Company) arising from that person’s role as our director, officer, employee or agent against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person (a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful, and (b) is not liable pursuant to Nevada Revised Statutes Section 78.138, and performed his powers in good faith and with a view to the interests of the Corporation.

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Under the Nevada Revised Statutes, we have the power to indemnify our directors, officers, employees and agents who are parties or threatened to be made parties to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in our favor arising from that person’s role as our director, officer, employee or agent against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person (a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to our best interests and (b) is not liable pursuant to Section 73.138 of the Nevada Revised Statutes.

These limitations of liability, indemnification and expense advancements may discourage a stockholder from bringing a lawsuit against directors for breach of their fiduciary duties. The provisions may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if settlement and damage awards against directors and officers pursuant to these limitations of liability and

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Insurance. The Registrant maintains directors and officer’s liability insurance, which covers directors and officers of the Registrant against certain claims or liabilities arising out of the performance of their duties.

(e) Compensation Committee Interlocks and Insider Participants. Jeff Kurtz and Martin Pompadur, independent directors, served as members of the Compensation Committee during the fiscal year ended June 30, 2021. Neither had any interlocking relationship and there was no inside participation.

Compensation Committee Report. The Compensation Committee consisting of Jeff Kurtz and Martin Pompadur has reviewed and discussed the Compensation Discussion and Analysis with Management. Based on the Compensation Committee’s review and discussions of this item, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Annual Report on Form 10‑K.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following is a description of the transactions we have engaged in during the fiscal year ended June 30, 2021 with our directors, executive officers and beneficial owners of more than five percent of our voting securities and their affiliates.

See “Executive Compensation” for the terms and conditions of employment agreements and senior management consulting agreements and options and warrants issued to officers, directors, consultants and senior management of the Company.

Daniel Jankowski and Thomas Ochocki

On January 24, 2019, Thomas Ochocki and Daniel Jankowski entered into a Facility Agreement with Mission-Media Limited (in administration). The lenders agreed to lend up to EU 2,587,106 (US$ 3,130,398). The loan matured on the third anniversary of the date of issuance unless in prior default. In April 2021, the loan of $2,227,000 was paid in full. See Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Messrs. Ochocki and Jankowski have removed themselves from all deliberations and voting regarding the Company’s loans with them and Dovetail Trading Ltd., and they are not deemed to be independent directors under Nasdaq Capital Market rules.

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Union Eight Limited

On July 1, 2021, Mission‑Media Holdings entered into a consulting agreement (“Consulting Agreement”) with Union Eight Limited (“UEL”), a Hong Kong financial advisor and strategic consultant. The Consulting Agreement provides for a two (2) year term which may be terminated by either party upon 30 days’ notice after the expiration of the initial term. In exchange for the services, UEL is paid a 25,000 GBP ($34,250) monthly retainer. UEL was also paid a 150,000 GBP ($205,500) startup fee that covers initial services and any expenses during the term (e.g., travel, incidentals, etc.) UEL is owned jointly by Daniel Jankowski and Thomas Ochocki.

Policy for Approval of Related Person Transactions

Pursuant to a written charter to be adopted by our proposed audit committee upon the consummation of the offering, the audit committee will be responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

•	our executive officers;
•	our directors;
•	the beneficial owners of more than five percent of our securities;
•	the immediate family members of any of the foregoing persons; and
•	any other persons whom our Board determines may be considered related persons.

For purposes of this policy, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director or five percent beneficial owner.

In reviewing and approving such transactions, our audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chair of the audit committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

Our audit committee or its chair, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, our best interest and our stockholders’ best interests, taking into account all available facts and circumstances as the committee or the chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our audit committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

DESCRIPTION OF CAPITAL STOCK

The following description of our capital stock and provisions of our restated Articles of Incorporation and amended and restated bylaws are summaries and are qualified by reference to the restated Articles of Incorporation and the amended and restated bylaws that have been filed with the SEC as exhibits to filings at www.sec.gov.

We are currently authorized to issue 300,000,000 shares of common stock, $0.001 par value per share, and 15,000,000 shares of preferred stock, $0.01 par value per share. As of January 4, 2022, there were 43,659,616 shares of common stock issued and outstanding held by 498 shareholders of record.

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As of December 28, 2021, there were outstanding options to purchase 3,616,839 shares of common stock, outstanding warrants to purchase 8,480,222 shares of common stock and public warrants to purchase 5,783,333 shares of common stock, representative’s warrants to purchase 173,494 shares of common stock and restricted stock units exercisable for 5,800,000 shares of common stock.

Common Stock

Holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders, and do not have cumulative voting rights. Subject to preferences that may be applicable to any outstanding shares of preferred stock, holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by our Board of Directors out of funds legally available for dividend payments. All outstanding shares of common stock are fully paid and nonassessable, and the shares of common stock to be issued upon completion of this offering will be fully paid and nonassessable. The holders of common stock have no preferences or rights of conversion, exchange, pre-emption or other subscription rights. There is no redemption or sinking fund provisions applicable to the common stock. In the event of any liquidation, dissolution or winding-up of our affairs, holders of common stock will be entitled to share ratably in our assets that are remaining after payment or provision for payment of all of our debts and obligations and after liquidation payments to holders of outstanding shares of preferred stock, if any.

Preferred Stock

Our Board of Directors is authorized, without further stockholder approval, to issue from time to time up to a total of 15,000,000 shares of preferred stock in one or more series and to fix or alter the designations, preferences, rights and any qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption, redemption price or prices, liquidation preferences and the number of shares constituting any series or designations of these series without further vote or action by the stockholders. The issuance of preferred stock could decrease the amount of earnings and assets available for distribution to the holders of common stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, may have the effect of delaying, deferring or preventing a change in control of our management without further action by the stockholders and may adversely affect the voting and other rights of the holders of common stock or diversely affected the rights and powers, including voting rights, of the holders of common stock. The issuance of preferred stock with voting and conversion rights may adversely affect the voting power of the holders of common stock, including the loss of voting control to others. We have no current plans to issue any additional shares of preferred stock.

The Company has authorized 15,000,000 preferred shares with a $0.01 par value, of which 720,000 shares have been designated as Class A Preferred Stock. The Class A Preferred Stock has a liquidation preference of $0.01 par value and is entitled to receive cumulative annual dividends at the rate of 9%, payable in either cash or additional shares of Class A Preferred Stock, at the option of the Company. As of the date of this prospectus, there were 720,000 shares of Class A Preferred Stock issued and outstanding. Undeclared Class A dividends accumulated and unpaid as of 2014 and 2013 were $211,080 and $198,120, respectively.

Upon the uplisting of the Company’s securities to the Nasdaq Capital Market an aggregate of (i) 2,495,000 shares of Series B Preferred Stock issued and outstanding were automatically converted at $4.20 per share into approximately 594,048 shares of Common Stock; (ii) 911,149 shares of Series C Preferred Stock issued and outstanding were automatically converted at $0.75 per share into approximately 12,148,654 shares of Common Stock; and (iii) 1,979,000 shares of Series D Preferred Stock issued and outstanding automatically convertible at $3.75 per share into approximately 5,277,334 shares of Common Stock. Thus there remains 8,894,851 shares of Preferred Stock remaining authorized for future issues.

Anti-Takeover Provisions of Nevada Law, our Restated Articles of Incorporation and our Amended and Restated Bylaws

Our articles of incorporation and bylaws include a number of provisions that may have the effect of delaying, deferring or preventing another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our Board of Directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below. The following descriptions are summaries of the material terms of our Restated Articles of Incorporation and Amended and Restated Bylaws. We refer in this section to our Restated Articles of Incorporation as our articles of incorporation, and we refer to our amended and restated bylaws as our bylaws.

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The existence of authorized but unissued shares of preferred stock may enable our Board of Directors to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our Board of Directors were to determine that a takeover proposal is not in the best interests of our stockholders, our Board of Directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our articles of incorporation grant our Board of Directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock.

Anti-Takeover Effect of Nevada Law

We may in the future become subject to Nevada’s control share laws. A corporation is subject to Nevada’s control share law if it has more than 200 stockholders of record, at least 100 of whom are residents of Nevada, and if the corporation does business in Nevada, including through an affiliated corporation. This control share law may have the effect of discouraging corporate takeovers. The Company currently has fewer than 100 stockholders of record who are residents of Nevada and does not do business in Nevada.

The control share law focuses on the acquisition of a “controlling interest,” which means the ownership of outstanding voting shares that would be sufficient, but for the operation of the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors: (1) one-fifth or more but less than one-third; (2) one-third or more but less than a majority; or (3) a majority or more. The ability to exercise this voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that an acquiring person, and those acting in association with that person, will obtain only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to take away voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell the shares to others. If the buyer or buyers of those shares themselves do not acquire a controlling interest, the shares are not governed by the control share law any longer.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, a stockholder of record, other than the acquiring person, who did not vote in favor of approval of voting rights for the control shares, is entitled to demand fair value for such stockholder’s shares.

In addition to the control share law, Nevada has a business combination law, which prohibits certain business combinations between Nevada corporations and “interested stockholders” for two years after the interested stockholder first becomes an interested stockholder, unless the corporation’s Board of Directors approves the combination in advance. For purposes of Nevada law, an interested stockholder is any person who is: (a) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation, or (b) an affiliate or associate of the corporation and at any time within the previous two years was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then-outstanding shares of the corporation. The definition of “business combination” contained in the statute is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation’s assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

The effect of Nevada’s business combination law is to potentially discourage a party interested in taking control of the Company from doing so if it cannot obtain the approval of our Board.

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Indemnification

Our Articles of Incorporation limit the liability of our directors and provides that our directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for: (i) breach of a director’s duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) the unlawful payment of a dividend or an unlawful stock purchase or redemption, and (iv) any transaction from which a director derives an improper personal benefit. Our Articles of Incorporation also provides that we shall indemnify our directors to the fullest extent permitted under the Nevada Revised Statutes. In addition, our Bylaws provide that we shall indemnify our directors to the fullest extent authorized under the laws of the State of Nevada. Our By-laws also provide that our Board of Directors shall have the power to indemnify any other person that is a party to an action, suit or proceeding by reason of the fact that the person is an officer or employee of our company.

Under Section 78.7502 of the Nevada Revised Statutes, we have the power to indemnify our directors, officers, employees or agents who are parties or threatened to be made parties to any threatened, pending or completed civil, criminal, administrative or investigative action, suit or proceeding (other than an action by or in the right of the Company) arising from that person’s role as our director, officer, employee or agent against expenses, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person (a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful, and (b) is not liable pursuant to Nevada Revised Statutes Section 78.138, and performed his powers in good faith and with a view to the interests of the Corporation.

Under the Nevada Revised Statutes, we have the power to indemnify our directors, officers, employees and agents who are parties or threatened to be made parties to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in our favor arising from that person’s role as our director, officer, employee or agent against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person (a) acted in good faith and in a manner the person reasonably believed to be in or not opposed to our best interests and (b) is not liable pursuant to Section 73.138 of the Nevada Revised Statutes.

These limitations of liability, indemnification and expense advancements may discourage a stockholder from bringing a lawsuit against directors for breach of their fiduciary duties. The provisions may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if settlement and damage awards against directors and officers pursuant to these limitations of liability and

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Insurance. The Registrant maintains directors’ and officers’ liability insurance, which covers directors and officers of the Registrant against certain claims or liabilities arising out of the performance of their duties.

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is American Stock Transfer & Trust Company LLC, with offices at 6201 15th Avenue, Brooklyn, New York 11219.

Listings

Our common stock and Warrants are listed on the Nasdaq Capital Market under the symbols “TRKA” and “TRKAW,” respectively.

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Meetings of Stockholders

Our articles of incorporation and bylaws provide that only the Chairman of the Board, the President, the Secretary or a majority of the members of our Board of Directors then in office or the holders of five (5%) percent of the outstanding shares of the capital stock of the Corporation may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders.

Amendment to Articles of Incorporation and Bylaws

Any amendment of our articles of incorporation must first be approved by a majority of our Board of Directors, and if required by law or our articles of incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment, except that the amendment of the provisions relating to stockholder action, Board composition, limitation of liability and the amendment of our articles of incorporation must be approved by not less than a majority of the outstanding shares entitled to vote on the amendment, and not less than a majority of the outstanding shares of each class entitled to vote thereon as a class. Our bylaws may be amended by the affirmative vote of a majority of the directors then in office, subject to any limitations set forth in the bylaws; and may also be amended by the affirmative vote of at least a majority of the outstanding shares entitled to vote on the amendment, or, if our Board of Directors recommends that the stockholders approve the amendment, by the affirmative vote of the majority of the outstanding shares entitled to vote on the amendment, in each case voting together as a single class.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDERS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on February 5, 2018 as the Record Date for the determination of Stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Transactions will not become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about January 7, 2022 to all Stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Statements in this document contain forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results and the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if the Company does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Company may not succeed; costs related to the proposed merger; failure of the Company’s shareholders to approve the proposed merger; and other economic, business, competitive and/or regulatory factors affecting the Company. All forward-looking statements included herein are based on information available to the Company on the date hereof. The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made herein to reflect events or circumstances after the date hereof or to update reasons why actual results could differ from those anticipated in such forward-looking statements.

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MARKET FOR REGISTRANT’S COMMON EQUITY AND
RELATED STOCKHOLDER MATTERS

Our common stock and Warrants began trading on the Nasdaq Capital Market under the symbols “TRKA” and “TRKAW,” respectively on April 20, 2021.

As of January 4, 2022, 43,659,616 shares of common stock were issued and outstanding, which were held of record by approximately 498 stockholders.

Dividends

The Company has not paid any cash dividends on its common stock. Dividends may not be paid on the common stock while there are accrued but unpaid dividends.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and periodic reporting requirements of the Exchange Act and, accordingly, we file annual reports containing financial statements audited by an independent public accounting firm, quarterly reports containing unaudited financial data, current reports, proxy statements and other information with the SEC. You will be able to inspect and copy such periodic reports, proxy statements and other information at the SEC’s public reference room, and the website of the SEC at http://www.sec.gov. If you do not have Internet access, requests for copies of such documents should be directed to Michael Tenore, the Company’s General Counsel, at Troika Media Group, Inc., 1715 N. Gower Street, Los Angeles, California 90028.

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ADDITIONAL INFORMATION

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single information statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single information statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or us that each of us will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate information statement and annual report, or if you are receiving multiple copies of the information statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify us by sending a written request to Troika Media Group, Inc., 1715 N. Gower Street, Los Angeles, California 90028.

TROIKA MEDIA GROUP, INC. By Order of the Board of Directors

Michael Tenore
January 6, 2022	Michael Tenore, Corporate Secretary

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EXHIBIT A

TROIKA MEDIA GROUP, INC.

2021 EMPLOYEE, DIRECTOR & CONSULTANT EQUITY INCENTIVE PLAN

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this TROIKA MEDIA GROUP, INC. 2015 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Award Agreement

means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to a Stock-Based Award granted under the Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

Board of Directors means the Board of Directors of the Company.

Bonus Shares means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non‑feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $0.001 par value per share.

Company means TROIKA MEDIA GROUP, INC., a Nevada corporation.

Deferred Shares means a right, granted under Article 11, to receive Shares at the end of a specified deferral period.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Dividend Equivalent means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Price means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR. Notwithstanding the foregoing, the Exercise Price may never be less than the par value per Share of US$0.001.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over‑the‑counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over‑the‑counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over‑the‑counter market, such value as the Administrator, in good faith, shall determine.

Grant Date means the date on which a Stock-Based Award is granted or such later date as specified in advance by the Committee.

Grantee means a person who has been granted a Stock-Based Award.

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ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non‑Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non‑Qualified Option granted under the Plan.

Participant means any individual who is an employee (including any officer) of a non-employee consultant to, or a non-employee Director of, the Company or any Subsidiary; provided, however, that solely with respect to the grant of an Incentive Stock Option, a Participant shall be any employee (including any officer) of the Company or any Subsidiary. Notwithstanding the foregoing, a Participant shall also include an individual who is expected to become an employee to, non-employee consultant of or non-employee Director of the Company or any Subsidiary within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Stock-Based Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Subsidiary within twelve (12) months after the Grant Date. Current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Performance Period means, with respect to an Award of Performance Shares or Performance Share Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

Performance Share and Performance Share Unit have the respective meanings set forth in Article 10.

Plan means this TROIKA MEDIA GROUP, INC. 2021 Employee, Director and Consultant Equity Incentive Plan.

Restricted Shares means Shares granted that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

Restricted Share Units are rights granted to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock, $.001 par value, as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Appreciation Right or SAR means a Stock-Based Award granted under the Plan.

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Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan -- an ISO, a Non-Qualified Option, a Stock Grant, Performance Share Units, Restricted Share Units (which may be paid in cash), Performance Shares, Bonus Shares, Stock Appreciation Rights (“SARs”) or a Stock-Based Award.

Subsidiary means any corporation or other entity, including but not limited to partnerships, limited liability companies, exempted companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) shares possessing more than fifty percent (50%) of the total combined voting power of all classes of shares entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of shares of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

Surviving Company means (a) the surviving entity in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving entity), (b) or the direct or indirect parent company of such surviving entity or (c) the direct or indirect parent company of the Company following a sale of substantially all of the issued and outstanding Shares of the Company.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

Term of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

Termination of Affiliation occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Subsidiary in the capacity of an employee of, a non-employee consultant to, or a non-employee Director of, the Company or any Subsidiary or with respect to an individual who is an employee of, a non-employee consultant to or a non-employee Director of a Subsidiary, the first day on which such entity ceases to be a Subsidiary of the Company unless such individual continues to perform Services for the Company or another Subsidiary without interruption after such entity ceases to be a Subsidiary.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non‑Qualified Options, Stock Grants and Stock-Based Awards.

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3. SHARES SUBJECT TO THE PLAN.

(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 12,000,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Stock Incentive Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after adoption of the Plan by the Company’s directors, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan.

(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a) Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b) Determine which Employees and directors shall be granted Stock Rights;

(c) Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 3,000,000 Shares be granted to any Participant in any fiscal year;

(d) Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e) Make changes to any outstanding Stock Right, including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent;

(f) Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

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(g) Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right; provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee or director of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee or director of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non‑Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee or director of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees or directors.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

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(a) Non‑Qualified Options: Each Option intended to be a Non‑Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non‑Qualified Option:

(i) Exercise Price: Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option.

(ii) Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

(iii) Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

(iv) Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(b) ISOs: Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

(i) Minimum standards: The ISO shall meet the minimum standards required of Non‑Qualified Options, as described in Paragraph 6(a) above, except clause (i) thereunder.

(ii) Exercise Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

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B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii) Term of Option: For Participants who own:

A. 10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B. More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv) Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Nevada Revised Statutes, if any, on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. SHARE APPRECIATION RIGHTS.

(a) Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Paragraph 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

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(b) Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

(c) SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

(d) Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(ii) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

9. RESTRICTED SHARES

(a) Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

(b) Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without Cause.

(c) Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

(d) Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

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(e) Escrow; Legends. The Committee may provide that the certificates (if any) for any Restricted Shares (x) shall be held (together with a share transfer power executed in blank by the Grantee) in escrow by the Company until such Restricted Shares become non-forfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become non-forfeitable, the Company shall cause certificates (if any) for such shares to be delivered without such legend.

10. PERFORMANCE SHARE UNITS AND PERFORMANCE SHARES

(a) Grant of Performance Share Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Share Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee shall have the authority, at the time of grant of any Award under this Plan, to designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Grantee and designate such Award as an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b) Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(i) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(ii) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Earning of Performance Share Units and Performance Shares.

(i) After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee. In determining the actual amount of an individual Grantee’s performance compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the performance compensation Award earned during the Performance Period through the use of negative discretion (consistent with Section 162(m) of the Code) if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of performance compensation Awards for a Performance Period if the performance goals for such Performance Period have not been attained; or (B) increase a performance compensation Award above the applicable overall share issuance limitations set forth in this Plan.

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(ii) The performance criteria that will be used to establish the performance goal(s) required to be achieved for the vesting of Performance Share Units or Performance Shares shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria or any combination thereof: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) share price or performance; (viii) total shareholder return (share price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) employee retention; (xx) safety standards; (xxi) productivity measures; (xxii) cost reduction measures; and/or (xxiii) strategic plan development and implementation.

(iii) At the discretion of the Committee, the settlement of Performance Share Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

(iv) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

(v) At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares issuable in connection with vested Performance Shares which have been earned, but not yet issued to the Grantee.

11. DEFERRED SHARES AND RESTRICTED SHARE UNITS

(a) Grant of Deferred Shares and Restricted Share Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Shares and/or Restricted Share Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.

(b) Vesting and Delivery.

(i) Deferred Shares. Delivery of Shares subject to a Deferred Shares grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Shares. An Award of Deferred Shares may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Shares remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

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(ii) Restricted Share Units. Delivery of Shares subject to a grant of Restricted Share Units will occur upon the expiration of the period during which the Restricted Share Units are subject to a substantial risk of forfeiture. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Share Units remains subject to a substantial risk of forfeiture, such Restricted Share Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or a Subsidiary without “cause.”

(c) Voting and Dividend Equivalent Rights Attributable to Deferred Shares and Restricted Share Units. A Grantee awarded Deferred Shares or Restricted Share Units will have no voting rights with respect to such Deferred Shares or Restricted Share Units prior to the delivery of Shares in settlement of such Deferred Shares and/or Restricted Share Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents (described below) in respect of Deferred Shares and/or Restricted Share Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Shares or Restricted Share Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Shares or Restricted Share Units to which such Dividend Equivalents relate.

(d) Dividend Equivalents. The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised.

12. BONUS SHARES

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

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13. COMPLIANCE WITH CODE SECTION 409A

The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. To the extent that the Committee determines that any Award is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, if the Committee determines that any Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and each applicable Award Agreement as the Committee determines necessary or appropriate to (a) exempt the Award from Section 409A of the Code, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance.

14. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.

15. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator (after consideration of applicable securities, tax and accounting implications), by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

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The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of any Option including, but not limited to, pursuant to Section 409A of the Code.

16. ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the aggregate exercise price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator (after consideration of applicable securities, tax and accounting implications), by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

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The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant, and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, pursuant to Section 409A of the Code.

17. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (a) by will or by the laws of descent and distribution, or (b) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (a) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

18. EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

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(a) A Participant who ceases to be an Employee or director of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b) Except as provided in Subparagraph (c) below, or Paragraph 20 or 21, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment. The provisions of this Paragraph, and not the provisions of Paragraph 20 or 21, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(c) Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(d) A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.

(e) Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee or director of the Company or any Affiliate.

19. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, Director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

(a) All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

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(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

20. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

(a) A Participant who ceases to be an Employee, Director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

(b) A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s termination due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an Employee or director or, if earlier, within the originally prescribed term of the Option. The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE OR DIRECTOR.

Except as otherwise provided in a Participant’s Option Agreement:

(a) In the event of the death of a Participant while the Participant is an Employee, Director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i) To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

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(b) If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee or director or, if earlier, within the originally prescribed term of the Option.

22. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an Employee or director) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 22 and Paragraph 23 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 22 and Paragraph 23 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, Director or Consultant of the Company or any Affiliate.

23. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an Employee or director), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 24, 25, and 26, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

24. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an Employee or director) with the Company or an Affiliate is terminated for Cause:

(a) All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b) Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

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25. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee or director of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

26. EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE OR DIRECTOR.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee or director of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

27. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person who exercises or accepts such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

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(b) At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the Securities Act without registration thereunder.

28. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

29. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

(a) Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

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(b) Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

With respect to outstanding Stock Grants, the Administrator or the successor board, shall as to outstanding Stock Grants make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).

In taking any of the actions permitted under this Paragraph 29(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.

(c) Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

(d) Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.

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(e) Modification of Options. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to Options shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

30. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

31. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

32. CONVERSION OF ISOs INTO NON‑QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non‑Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non‑Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non‑Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

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33. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 34) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

34. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

35. TERMINATION OF THE PLAN.

The Plan will terminate on October 31, 2031, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

36. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

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37. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

38. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Nevada.

39. NON-EXCLUSIVITY OF PLAN.

Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or non-employee Directors as it may deem desirable.

40. UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

41. HEADINGS.

The headings of paragraphs are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

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